EXHIBIT 32.1

                     MONY LIFE INSURANCE COMPANY OF AMERICA

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2010 of MONY Life Insurance Company of America (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Pearson, Chairman of the Board and Chief Executive
Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Mark Pearson
                                  --------------------------
                                  Mark Pearson
                                  Chairman of the Board
                                  and Chief Executive Officer

Date:  March 10, 2011